Tactical Income ETF

Ticker: TBND

(a series of Collaborative Investment Series Trust)

Supplement dated November 3, 2020 to

the Prospectus and Statement of Additional Information both dated August 1, 2020, as supplemented on October 7, 2020

The Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Tactical Income ETF (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, Belpointe Asset Management, LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about November 17, 2020 (“Liquidation Date”).

After the close of business on November 4, 2020, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. (the “Exchange”), as applicable, will be November 12, 2020. Shareholders should be aware that while the Fund is preparing to liquidate, they will not be pursuing their stated investment objective or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on November 12, 2020 and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on November 12, 2020, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on November 12, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-(855)-510-1763.

This Supplement and the Prospectus dated August 1, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at 1-(855)-510-1763.